Page 1 of 4

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) - February 21, 1997


                          ADVANCED VIRAL RESEARCH CORP.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         33-2262-A                59-2646820
(State or other juris-           (Commission File           (IRS Employer
diction of incorporation)             Number)            Identification No.)


                  1250 East Hallandale Beach Blvd.
                  Suite 501
                  HALLANDALE, FLORIDA                         33009
                  (Address or principal executive offices        (zip code)


          Registrant's telephone number, including area code:  (954) 458-7636




                                      NONE
           (Former name or former address, if changed since last report)


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                                                                  Page 2 of 4

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.           OTHER EVENTS

                  A. _______ On February 21, 1997 Advanced Viral Research Corp. ("ADVR") sold $1,000,000 face amount of its ten-year 7% Convertible Debenture to RBB Bank AG ("RBB") in an offshore transaction pursuant to Regulation S under the Securities Act of 1933. The Debenture is convertible into common shares of the Company pursuant to a formula more particularly described in the Debenture, a copy of which is attached hereto as
                  Exhibit 3. In connection with the aforesaid transaction, the Company issued to RBB three Warrants to purchase its common stock, each such Warrant entitling the holder to purchase 178,378 shares of the Company's common stock. The exercise prices of the three Warrants are $0.288, $0.576 and $0.864 per Warrant share, respectively. Each Warrant contains anti-dilution provisions which provide for the adjustment of Warrant price and Warrant shares as more particularly set forth therein. A copy of the first of the three Warrants is attached hereto as Exhibit 4 with the second and third being identical in all respects except as set forth above.

                  B. _______ On February 24, 1997 the Company received an executed lease dated February 7, 1997 from Robert Martin Company, LLC, as landlord, to the Company, as tenant, concerning approximately 6,100 square feet of rentable space at 200 Corporate Boulevard South, Yonkers, New York. The term of the lease is five years at a base rent of $85,400 per annum. The Company intends to use the demised premises as a general office and laboratory and for medical research.

                  C. _______ On February 24, 1997 Robert C. Kolodny, M.D., accepted the Company's invitation to serve as a member of its Board of Directors until the next annual meeting of shareholders and until a successor shall be elected and shall qualify.

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                                                                    Page 3 of 4

                  A copy of Dr. Kolodny's professional and business experience is attached hereto as Exhibit 5.


ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired

                           None

                  (b)      Pro forma financial information

                           None

                  (c)      Exhibits

        (1) ______ Copy of Purchase and Sale agreement dated February 21, 1997 between the Company and RBB Bank AG.

        (2) Copy of Agency Agreement dated December 16, 1996 between the Company and Interfi Capital Group.

        (3)      The Company's 7% Convertible Debenture

        (4)      The Company's Warrant to Purchase Common Stock

        (5)      Curriculum Vitae of Robert C. Kolodny, M.D.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable



                      [This Space Intentionally Left Blank]

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                                                                    Page 4 of 4


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ADVANCED VIRAL RESEARCH CORP.
                                              (Registrant)


                                              By: /S/ WILLIAM BREGMAN
                                                       William Bregman,
                                                       Secretary-Treasurer


Date:  February 27, 1997


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                                LIST OF EXHIBITS

(1) Copy of Purchase and Sale Agreement dated February 21, 1997 between the Company and RBB Bank AG

(2) Copy of Agency Agreement dated December 16, 1996 between the Company and Interfi Capital Group Inc.

(3)     The Company's 7% Convertible Debenture

(4)     The Company's Warrant to Purchase Common Stock

(5)     Curriculum Vitae of Robert C. Kolodny, M.D.

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EXHIBIT 1                                                     February 21, 1997


Agreement dated this 21st day of February, 1997 by and between ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (the "Company"), with offices at 200 Corporate Boulevard, Yonkers, New York 10701 and RBB Bank Aktiengesellschaft (the "Purchaser" or "you") with offices at Burgring 16, 8010 Graz, Austria.


                                    ARTICLE I

                         AUTHORIZATION OF THE SECURITIES

                  The Company represents that it has taken all corporate action necessary to authorize the issuance and sale of (a) its 7% Convertible Debenture due February 28, 2007 in the principal amount of $1,000,000 (the "Debenture") and (b) warrants to purchase an aggregate of 535,134 shares of Common Stock, par value $.00001 per share ("Common Stock"), of the Company (the "Warrants"). The Debenture and the Warrants (collectively, the "Securities") are to be sold pursuant to this Agreement to you. Interest on the Debenture is payable at the rate of 7% per annum, as more particularly specified in the form of Debenture attached hereto as Exhibit A. The Debenture is convertible from time to time into shares of Common Stock as provided therein. For purposes of this Agreement the term "Shares" shall mean the shares of Common Stock which may be issued upon conversion of all or a portion of the principal amount of the Debenture and the shares of Common Stock that may be issued from time to time pursuant to the exercise of the Warrants.


                                   ARTICLE II

                  SALE AND PURCHASE OF THE SECURITIES; CLOSING

                  2.1. _____ SALE AND PURCHASE OF THE SECURITIES. Subject to the terms and conditions hereof and in reliance on the representations and warranties contained herein, or made pursuant hereto, the Company will issue and sell to the Purchaser for its own account and for the accounts of its participants as more particularly referred to below, and the Purchaser will purchase from the Company, on the Closing Date specified in Section 2.2, the Securities for the aggregate purchase price contemplated hereby.

                   2.2. CLOSING. (a) The closing of the purchase and sale of the Securities (the "Closing") shall be deemed to occur when this Agreement has been executed by both the Company and the Purchaser and the Company has received payment for the Securities. Such date is herein called the "Closing Date."


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                  (b) ______ On the Closing  Date there will be delivered to the
Purchaser (i) a Debenture dated the Closing Date, in the principal amount set forth opposite the Purchaser's name on Exhibit B and (ii) warrant certificates in the forms of Exhibits D-1, D-2 and D-3 registered in the Purchaser's name representing the right to purchase the number of shares of Common Stock set forth opposite the Purchaser's name on Exhibit B. The foregoing Securities shall be delivered by the Company, against delivery by the Purchaser to the Company of an unendorsed certified or official bank check drawn upon or issued by a bank which is a member of the New York Clearinghouse for banks (or wire transfer) for $1,000,000 payable to the order of the Company.


                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  3.1. _____ OFFSHORE TRANSACTION. The Purchaser represents and warrants to the Company that (a) the Purchaser is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"); (b) the Purchaser is not an affiliate of the Company; (c) at the time of execution of this Agreement, Purchaser was outside the United States and no offer to purchase the Securities was made in the United States; (d) the Purchaser agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing Date and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S;
(e) the Purchaser is not a distributor or dealer; (f) the transactions contemplated hereby (i) have not been and will not be pre-arranged by the Purchaser with a purchaser located in the United States or a purchaser which is a U.S. Person, and (ii) are not and will not be part of a plan or scheme by the Purchaser to evade the registration provisions of the Securities Act; (g) the Purchaser shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (x) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the Securities or receiving a selling concession, fee or other remuneration in respect of any of the Securities, or (y) who purchases prior to the expiration of the Restricted Period, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Purchaser pursuant to Section 903(c)(2)(iv) of Regulation S; and (h) none of the Purchaser, its affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has the Purchaser, its affiliates or persons acting on their behalf conducted any general solicitation to the offer and sale of any of the Securities in the United States or elsewhere.

                   3.2. BENEFICIAL OWNER. The Purchaser is purchasing the Securities for its own account or for the account of beneficiaries with respect to the Securities and whom the Purchaser has full authority to bind, so that

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each  such  beneficiary  is bound  hereby as if such  beneficiary  were a direct purchaser hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. Neither the Purchaser nor any of such beneficiaries own, or upon completion of this transaction, or upon conversion of all or any part of the Debentures, will beneficially own, more than 4.5% of the Common Stock of the Company.

                  3.3. _____ DIRECTED SELLING EFFORTS. The Purchaser will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities sold hereunder. To the best knowledge of the Purchaser, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                   3.4. SHORT POSITION. Neither the Purchaser nor any of its affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

                  3.5. _____ INDEPENDENT INVESTIGATION. The Purchaser in electing to purchase the Securities hereunder, has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by it and its representatives, if any, and the Purchaser has been given no oral or written representations or assurance from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

                  Prior to the commencement of the negotiations concerning this transaction, the Purchaser had been a shareholder of the Company. In connection therewith the Purchaser had conducted such due diligence investigations as it deemed prudent in connection with its investment decision.

                   3.6. NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Securities.

                   3.7. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities (or the Common Stock issuable upon the conversion or exercise thereof) unless and until:

                            (a) There is then in effect a Registration Statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement, or the disposition is made in compliance with Regulation S; or

                            (b) (1) The Purchaser,  through RBB Bank, shall have
notified the Company of the proposed  disposition  and shall have  furnished the

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Company with a statement that it does not  beneficially  own more than 5% of the
Common  Stock of the Company and is not an officer or director of the Company or
(2) if, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act.

                   3.8. LEGAL REPRESENTATION. The Purchaser has the opportunity to be represented in this transaction by counsel of its own choice and has been so advised by counsel for the Company.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Other than as provided in the Schedule of Exceptions attached hereto as Exhibit C, the Company represents and warrants to you as follows:

                  4.1. _____ ORGANIZATION AND EXISTENCE, ETC. The Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted; the Company has all requisite corporate power and authority to enter into this Agreement, to issue the Securities as contemplated herein and to carry out and perform its obligations under the terms and conditions of this Agreement. The Company does not own or lease any property or engage in any activity in any jurisdiction which might require qualification to do business as a foreign corporation in such jurisdiction and where the failure to so qualify would have a material adverse effect on the financial condition of the Company or subject the Company to a material liability. To the extent the Company has not qualified to do business in such jurisdictions, it has, as of the date hereof, prepared the necessary applications or documents to be filed with the appropriate authorities in such jurisdictions to obtain such qualifications. The Company has furnished you with true, correct and complete copies of its Certificate of Incorporation, By-laws and all amendments thereto to date.

                   4.2. SUBSIDIARIES AND AFFILIATES. Except as set forth in the Schedule of Exceptions, the Company has no subsidiaries and does not, and upon the Closing will not, own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity.

                  4.3.     CAPITALIZATION.

(a) As of the date hereof, the Company's authorized capital stock consists of 1,000,000,000 shares of Common Stock, par value $.00001 per share, of which 267,031,058 are outstanding, 34,365,733 of which are reserved for issuance to certain persons for the purposes stated in the Schedule of Exceptions, 15,000,000 of which have been reserved for issuance upon conversion of the Debenture and 535,134 of which have been reserved for issuance upon exercise of the Warrants. As of the date hereof, the Company does not hold any shares of its capital stock in its treasury.

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                   (b) All the issued and outstanding shares of capital stock of the Company shall, as of the Closing, (i) have been duly authorized and validly issued, (ii) be fully paid and nonassessable, and (iii) have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws. Other than as set forth in Section 4.3(a), there are no outstanding preemptive, conversion or other rights, options, warrants, calls, agreements or commitments granted or issued by or binding upon the Company, for the purchase or acquisition of any shares of its capital stock.

                   4.4. AUTHORIZATION. All corporate action on the part of the Company and the directors and stockholders of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the transactions contemplated herein, and for the authorization, issuance and delivery of the Securities, has been taken or will have been taken prior to the Closing.

                   4.5. BINDING OBLIGATIONS; NO MATERIAL ADVERSE CONTRACTS, ETC. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms. The execution, delivery and performance by the Company of this Agreement and compliance herewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of state or Federal law to which the Company is subject, the Certificate of Incorporation, as amended, or the By-laws, as amended, of the Company, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, or, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. Except as set forth herein no stockholder of the Company has or will have any preemptive rights or rights of first refusal by reason of the issuance of the Securities.

                   4.6. FINANCIAL INFORMATION. The Company has delivered to the Purchaser true and complete copies of the financial information concerning the Company identified in the Schedule of Exceptions. Except as may be indicated thereon, all financial statements included in the information given to the Purchaser fairly present the financial position and results of operations of the Company as at their respective dates and for their respective periods in conformity with generally accepted accounting principles consistently applied throughout the periods covered thereby. As of their respective dates the Company had no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which would normally be reflected on a balance sheet and which are not reflected on any balance sheet contained in the financial information given to the Purchaser or disclosed in accordance with generally accepted auditing standards.

                   4.7. COMPLIANCE WITH INSTRUMENTS, ETC. The Company is not (a) in default past any grace, notice or cure period under any indenture, agreement

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or instrument  to which it is a party or by which it is bound,  (b) in violation of its Certificate of Incorporation, By-laws or of any applicable law, (c) in default with respect to any order, writ, injunction or decree of any court, administrative agency or arbitrator, or (d) in default under any order, license, regulation or demand of any government agency, which default or violation would materially and adversely affect the business, properties, condition (financial or otherwise) or business prospects of the Company.

                   4.8. LITIGATION. Except as set forth in the Schedule of Exceptions, there is no action, suit or proceeding pending, or, to the knowledge of the Company, threatened, against the Company before any court, administrative agency or arbitrator or any action, suit or proceeding pending, or, to the knowledge of the Company, threatened, which challenges the validity of any action taken or to be taken pursuant to or in connection with this Agreement or the issuance of the Securities.

                   4.9. OFFERING. Subject in part to the truth and accuracy of the Purchaser's representations and the compliance by the Purchaser with its covenants set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are not subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Company, or anyone acting on its behalf, will not take any action hereafter that would cause such registration requirements to be applicable.

                  4.10. PERMITS; GOVERNMENTAL AND OTHER APPROVALS. The Company possesses such franchises, licenses, permits and other authority as are necessary for the conduct of its business as now being conducted and proposed to be conducted by the Company and the Company is not in default under any of such franchises, licenses, permits or other authority. No approval, consent, authorization or other order of, and no designation, filing, registration, qualification or recording with, any governmental authority or any other person or entity is required in connection with the Company's valid execution, delivery and performance of this Agreement or the offer, issuance and sale of the Securities by the Company to the Purchaser or the consummation of any other transaction contemplated on the part of the Company hereby.

                  4.11. REPORTING COMPANY STATUS. The Company is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The Company has filed all material required to be filed pursuant to all reporting obligations under
Section 15(d) of the Securities Exchange Act of 1934, as amended for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities.

                   4.12. OFFSHORE TRANSACTION. The Company has not offered or sold the Securities to any person in the United States, or, to the best knowledge of the Company, any identifiable groups of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S. At the time the buy order of the Securities was originated the Company and/or its agents reasonably believed Purchaser was outside the United States and was not a U.S. Person.


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                   4.13. PREARRANGED SALE. The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

                   4.14. NO DIRECTED SELLING EFFORTS. The Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Securities to persons resident within the United States or any other U.S. person as that term is defined in Rule 902 of Regulation S.

                   4.15. COPYRIGHTS, TRADEMARKS AND PATENTS. Set forth in the Schedule of Exceptions is a list of all the copyrights, trademark registrations and patents and applications therefor owned by the Company.

                   4.16. NO RELATIONSHIP BETWEEN PARTIES. The Company is not an owner of any shares of the stock of or equity interest in the Purchaser. No officer, director or owner of any shares of the stock of the Company or its subsidiaries or his close relatives is an officer or director of or owns any shares of the stock of or equity interest in the Purchaser.

                   4.17. OTHER MATERIAL CONTRACTS. Set forth in the Schedule of Exceptions is a list of contracts material to the operations of the Company to which reference is not made elsewhere in this Article IV.

                  4.18. DISCLOSURE. The information heretofore provided and to be provided pursuant to this Agreement, including the Schedules of Exceptions and the Exhibits hereto, and each of the agreements, documents, certificates and writings previously delivered to the Purchaser or its representatives, do not and will not contain any untrue statement of a material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements and writings contained herein and therein not false or misleading in the light of the circumstances under which they were made. To the knowledge of the Company, there is no fact which materially adversely affects the business, prospects or condition (financial or otherwise) of the Company which has not been set forth herein.


                                    ARTICLE V

                     CONDITIONS TO CLOSING OF THE PURCHASER

                  The obligation of the Purchaser to purchase the Securities at the Closing is subject to the fulfillment to the Purchaser's satisfaction on or prior to the Closing Date of each of the following conditions, any of which may be waived by the Purchaser:

                   5.1.  REPRESENTATIONS   AND   WARRANTIES    CORRECT.      The
representations and warranties in Article IV hereof shall be true and correct in

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all material  respects when made,  and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

                   5.2. PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with by the Company in all material respects.

                   5.3. NO IMPEDIMENTS. Neither the Company nor the Purchaser shall be subject to any order, decree or injunction of a court or administrative agency of competent jurisdiction which would impose any material limitation on the ability of the Purchaser to exercise full rights of ownership of the Securities.

                   5.4. OTHER AGREEMENTS. The Company shall have issued to the Purchaser all of the Securities (including the Warrants in the forms of Exhibits D-1, D-2 and D-3 attached hereto).

                   5.5. LEGAL INVESTMENT. At the time of the Closing, the purchase of the Securities to be purchased by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                   5.6. DUE DILIGENCE INVESTIGATION. The Purchaser shall not have discovered any fact, whether or not reflected in the Schedule of Exceptions, which in the Purchaser's determination would make the consummation of the transactions contemplated by this Agreement not in the Purchaser's best interests.

                   5.7. PROCEEDINGS AND OTHER DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement shall have been taken and the Purchaser shall have received such other documents, in form and substance reasonably satisfactory to the Purchaser and the Purchaser's counsel, as to such other matters incident to the transaction contemplated hereby as the Purchaser may reasonably request.


                                   ARTICLE VI

                      CONDITIONS TO CLOSING OF THE COMPANY

                  The Company's obligation to sell the Securities at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:

                   6.1.  REPRESENTATIONS.    The  representations  made  by  the
Purchaser in Article III hereof shall be true and correct when made and shall be true and correct on the Closing Date.


28877_4
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



                   6.2. LEGAL INVESTMENT. At the time of the Closing, the purchase of the Securities shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                   6.3. PAYMENT OF PURCHASE PRICE. The Company shall have received payment in full of the purchase price for the Securities.


                                   ARTICLE VII

                              OPTIONAL PREPAYMENTS

                   7.1. OPTIONAL PREPAYMENTS. The Company may, at its option, at any time prior to maturity, prepay the Debenture, in whole or in part without premium or penalty at a price equal to the principal amount thereof plus accrued interest thereon to the date fixed for prepayment. Any prepayments made pursuant to this Section 7.1 shall be applied first to the payment of interest on and then to principal of the Debenture at the time outstanding.

                   7.2. NOTICE OF PREPAYMENT.The right of the Company to prepay the Debenture pursuant to Section 7.1 shall be conditioned upon its giving notice of prepayment, signed by its President and by its Treasurer or an Assistant Treasurer, to the holder of the Debenture not less than thirty (30) days prior to the date upon which the prepayment is to be made (the "Prepayment Notice"), specifying (a) the aggregate principal amount of the Debenture to be prepaid, (b) the date of such prepayment, and (c) the accrued and unpaid interest (to and including the date upon which the prepayment is to be made). The Prepayment Notice having been so given, the aggregate principal amount of the Debenture so specified in such Prepayment Notice, and all accrued and unpaid interest thereon, shall become due and payable on the specified prepayment date.

                   7.3. EXERCISE OF CONVERSION PRIVILEGE UPON RECEIPT OF PREPAYMENT NOTICE. Upon receipt of a Prepayment Notice, the holder of the Debenture may at any time up to the third day preceding the specified prepayment date elect to convert all or a portion of the outstanding principal amount of the Debenture in accordance with the terms of the Debenture.


                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

                  The Company hereby covenants and agrees, so long as any Securities remain outstanding, as follows:



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                                                         9

                   8.1. MAINTENANCE OF CORPORATE EXISTENCE, PROPERTIES AND LEASES; TAXES; INSURANCE.

                   (a) The Company shall and shall cause each of its subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all material terms of licenses and other rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes owned or possessed by it and necessary to the conduct of its business.

                   (b) The Company shall and shall cause each of its subsidiaries to keep each of its properties necessary to the conduct of its business in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company shall and shall cause its subsidiaries to at all times comply with each material provision of all leases to which it is a party or under which it occupies property.

                   (c) The Company shall and shall cause each of its subsidiaries to promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, assets, property or business of the Company and its subsidiaries, and all claims or indebtedness (including, without limitation, claims or demands of workmen, materialmen, vendors, suppliers, mechanics, carriers, warehousemen and landlords) which, if unpaid might become a lien upon the assets or property of the Company or subsidiary; PROVIDED, HOWEVER, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested timely and in good faith by appropriate proceedings, if the Company or subsidiary shall have set aside on its books adequate reserves with respect thereto, and the failure to pay shall not be prejudicial in any material respect to the holders of the Securities, and PROVIDED, FURTHER, that the Company or subsidiary will pay or cause to be paid any such tax, assessment, charge or levy forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company shall and shall cause its subsidiaries to pay or cause to be paid all other indebtedness incident to the operations of the Company or subsidiaries.

                   (d) The Company shall and shall cause each of its subsidiaries to keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by theft, fire, explosion and other risks customarily insured against by companies in the line of business of the Company or its subsidiaries, in amounts sufficient to prevent the Company or its subsidiaries from becoming a co-insurer of the property insured; and the Company shall and shall cause its subsidiaries to maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated or as may be required by law, including, without limitation, general liability, fire and product liability insurance as may be required pursuant to any license agreement to which the Company or its subsidiaries is a party or by which it is bound.


28877_4
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



                   8.2. BASIC FINANCIAL INFORMATION. The Company shall furnish the following reports to the Purchaser (or any transferee of any Securities), so long as the Purchaser is a holder of any Securities:

                   (a) within forty-five (45) days after the end of each of the quarterly accounting periods in each fiscal year, unaudited consolidated statements of income and retained earnings and cash flows of the Company and its subsidiaries for such quarterly period and for the period from the beginning of such fiscal year to the end of such quarterly period, together with consolidated balance sheets of the Company and its subsidiaries as at the end of each quarterly period, setting forth in each case comparisons to corresponding periods in the preceding fiscal year, which statements will be prepared in accordance with generally accepted accounting principles, consistently applied;

                   (b) within ninety (90) days after the end of each fiscal year, consolidated statements of income and retained earnings and cash flows of the Company and its subsidiaries for the period from the beginning of each fiscal year to the end of such fiscal year, and consolidated balance sheets as at the end of such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, which statements will be prepared in accordance with generally accepted accounting principles, consistently applied (except as approved by the accounting firm examining such statements and disclosed by the Company), and will be accompanied by a report thereon of certified public accountants.

                   (c) promptly as legally permitted, any additional reports or other detailed information concerning significant aspects of the operations and condition, financial or otherwise, of the Company and its subsidiaries, given to the Company by its independent accountants;

                   (d) within ten (10) days after transmission or receipt thereof, copies of all financial statements, proxy statements and reports which the Company sends to its stockholders or directors, and copies of all registration statements and all regular, special or periodic reports which it or any of its officers or directors files with the Commission or with any securities exchange on which any of the securities of the Company are then listed or proposed to be listed, copies of all press releases and other statements made generally available by the Company to the public concerning material developments in the business of the Company and its subsidiaries and copies of material communications sent to or received from stockholders, directors or committees of the Board of Directors of the Company or any of its subsidiaries and copies of all material communications sent to and received from any lender to the Company; and

                   (e) with reasonable promptness such other information and financial data concerning the Company as any person entitled to receive materials under this Section 8.2 may reasonably request.

                   8.3. NOTICE OF ADVERSE CHANGE. The Company shall promptly give notice to all holders of any Securities (but in any event within seven (7) days) after becoming aware of the existence of any condition or event which constitutes, or the occurrence of, any of the following:

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




                   (a) any Event of Default;

                   (b) the institution of an action, suit or proceeding against the Company before any court, administrative agency or arbitrator, including, without limitation, any action of a foreign government or instrumentality, which, if adversely decided, could materially adversely affect the business, prospects, properties, financial condition or results of operations of the Company, whether or not arising in the ordinary course of business; or

                   (c) any information relating to the Company which could reasonably be expected to materially and adversely affect the assets, property, business or condition (financial or otherwise) of the Company or its ability to perform the terms of this Agreement. Any notice given under this Section 8.3 shall specify the nature and period of existence of the condition, event, information, development or circumstance, the anticipated effect thereof and what actions the Company has taken and/or proposes to take with respect thereto.

                   8.4. COMPLIANCE WITH AGREEMENTS; COMPLIANCE WITH LAWS. The Company and its subsidiaries shall comply with the material terms and conditions of all material agreements, commitments or instruments to which the Company or any of its subsidiaries is a party or by which it or they may be bound. The Company shall and shall cause each of its subsidiaries to duly comply in all material respects with any material laws, ordinances, rules and regulations of any foreign, federal, state or local government or any agency thereof, or any writ, order or decree, and conform to all valid requirements of governmental authorities relating to the conduct of their respective businesses, properties or assets, including, but not limited to, the requirements of ERISA, the Environmental Protection Act, the Occupational Safety and Health Act, the Foreign Corrupt Practices Act and the rules and regulations of each of the agencies administering such acts.

                   8.5. PROTECTION OF LICENSES, ETC. The Company shall maintain, defend and protect to the best of its ability licenses and sublicenses (and to the extent the Company is a licensee or sublicensee under any license or sublicense, as permitted by the license or sublicense agreement), trademarks, trade names, service marks, patents and applications therefor and other proprietary information owned or used by it and shall keep duplicate copies of any licenses, trademarks, service marks or patents owned or used by it, if any, at a secure place selected by the Company.

                  8.6.   ACCOUNTS AND RECORDS; INSPECTIONS.

                  (a) The Company shall keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to the business and affairs of the Company and its subsidiaries in accordance with generally accepted accounting principles applied on a consistent basis.

                   (b) The Company shall permit each holder of any Securities or any of such holder's officers, employees or representatives during regular business hours of the Company, upon reasonable notice and as often as such holder may reasonably request, to visit and inspect the offices and properties

28877_4
                                                        12
of the Company and its subsidiaries and (i) to make extracts or copies of the books, accounts and records of the Company or its subsidiaries, and (ii) to discuss the affairs, finances and accounts of the Company and its subsidiaries, with the Company's (or subsidiary's) directors and officers, its independent public accountants, consultants and attorneys.

                   (c) Nothing contained in this Section 8.6 shall be construed to limit any rights which a holder of any Securities (a "Holder") may have with respect to the books and records of the Company and its subsidiaries, to inspect its properties or to discuss its affairs, finances and accounts.

                   8.7. NASDAQ OR AMERICAN STOCK EXCHANGE LISTING. The Company will use its best efforts to list its Common Stock on either the NASDAQ SmallCap Market or American Stock Exchange.

                   8.8. FURTHER ASSURANCES. From time to time the Company shall execute and deliver to the Purchaser and the Purchaser shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Securities.


                                   ARTICLE IX

                               EVENTS OF DEFAULTS

                   9.1. EVENTS OF DEFAULT. If any of the following events (herein called an "Event of Default") shall occur and be continuing:

                   (a) if the Company shall default in the payment of (i) any part of the principal of any Debenture, when the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or (ii) the interest on any Debenture; when the same shall become due and payable, and such default in the payment of interest shall have continued for ten (10) days; and in each case such default shall have continued without cure for ten (10) days after written notice (a "Default Notice") is given to the Company of such default; or

                   (b) If the Company shall default in the performance of any of the covenants contained in Article VIII and such default shall have continued without cure (i) for twenty (20) days after a Default Notice is given to the Company with respect to a covenant relating to any payment of monies under an agreement providing for payments of at least $50,000 in the aggregate or (ii) twenty (20) days after a Default Notice is given to the Company with respect to default in the case of a covenant not related to the payment of monies, by any holder or holders of the Securities (the Company to give forthwith to all other holders of the Securities at the time outstanding written notice of the receipt of such Default Notice, specifying the default referred to therein).


28877_4
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



                  Notwithstanding the foregoing, if any such non-monetary default shall, by its nature, be reasonably incapable of being cured within 20 days, the period within which the Company shall have the right to cure such default shall be extended for such period of time as shall enable it to cure such default upon the exercise of due diligence.

                  (c) ______ If the Company shall default in the performance of any other material agreement or covenant contained in this Agreement and such default shall not have been remedied to the satisfaction of the holder or holders of at least a majority in aggregate principal amount of the Debentures then outstanding, within thirty (30) days after a Default Notice shall have been given to the Company (the Company to give forthwith to all other holders of Debentures and Shares at the time outstanding written notice of the receipt of such Default Notice, specifying the default referred to therein); or

                  Notwithstanding the foregoing, if any such non-monetary default shall, by its nature, be reasonably incapable of being cured within 20 days, the period within which the Company shall have the right to cure such default shall be extended for such period of time as shall enable it to cure such default upon the exercise of due diligence.

                   (d) If any representation or warranty made in this Agreement or in or any certificate delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

                   (e) If any default shall occur under any indenture, mortgage, agreement, instrument or commitment evidencing or under which there is at the time outstanding any indebtedness of the Company (or a Material Subsidiary, as hereinafter defined), in excess of $50,000, or which results in such indebtedness, in an aggregate amount (with other defaulted indebtedness) in excess of $50,000 becoming due and payable prior to its due date and if such indenture or instrument so requires, the holder or holders thereof (or a trustee on their behalf) shall have declared such indebtedness due and payable; or

                   (f) If any of the Company or its subsidiaries shall default in the observance or performance of any material term or provision of a material agreement to which it is a party or by which it is bound, and such default is not waived or cured within the applicable grace period; or

                   (g) If a final judgment which, either alone or together with other outstanding final judgments against the Company and its subsidiaries, exceeds an aggregate of $50,000 shall be rendered against the Company (or any Material Subsidiary) and such judgment shall have continued undischarged or unstayed for thirty (30) days after entry thereof; or

                   (h) If the Company (or any Material Subsidiary) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts; or if the Company (or any Material Subsidiary) shall suffer a receiver or trustee for it or substantially all of its assets to be appointed, and, if appointed without its consent, not to be discharged or stayed within ninety (90) days; or if the Company (or any Material Subsidiary) shall suffer proceedings under any law relating to bankruptcy, insolvency or the

28877_4
                                                        14
reorganization or relief of debtors to be instituted by or against it, and, if contested by it, not to be dismissed or stayed within ninety (90) days; or if the Company (or any Material Subsidiary) shall suffer any writ of attachment or execution or any similar process to be issued or levied against it or any significant part of its property which is not released, stayed, bonded or vacated within ninety (90) days after its issue or levy; or if the Company (or any Material Subsidiary) takes corporate action in furtherance of any of the aforesaid purposes or conditions.

                  For purposes of this Section 9.1, "Material Subsidiary" means any subsidiary with respect to which the Company has directly or indirectly invested, loaned, advanced or guaranteed the obligations of, an aggregate amount exceeding fifteen percent (15%) of the Company's gross assets, or the Company's proportionate share of the assets or net income of which (based on the subsidiary's most recent financial statements) exceed fifteen percent (15%) of the Company's gross assets or net income, respectively, or the gross revenues of which exceed fifteen percent (15%) of the gross revenues of the Company based upon the most recent financial statements of such subsidiary and the Company.

                  9.2.     REMEDIES.

                   (a) Upon the occurrence of an Event of Default, any holder or holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time (unless all defaults shall theretofore have been remedied) at its or their option, by written notice or notices to the Company (i) declare all the Debentures to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived; and (ii) declare any other amounts payable to the Purchaser under this Agreement or as contemplated hereby due and payable.

                   (b) Notwithstanding anything contained in Section 9.2(a), in the event that at any time after the principal of the Debentures shall so become due and payable and prior to the date of maturity stated in the Debentures all arrears of principal of and interest on the Debentures (with interest at the rate specified in the Debentures on any overdue principal and, to the extent legally enforceable, on any interest overdue) shall be paid by or for the account of the Company, then the holder or holders of at least a majority in aggregate principal amount of the Debentures then outstanding, by written notice or notices to the Company, may (but shall not be obligated to) waive such Event of Default and its consequences and rescind or annul such declaration, but no such waiver shall extend to or affect any subsequent Event of Default or impair any right resulting therefrom. If any holder of a Debenture shall give any notice or take any other action with respect to a claimed default, the Company, forthwith upon receipt of such notice or obtaining knowledge of such other action will give written notice thereof to all other holders of the Debentures then outstanding, describing such notice or other action and the nature of the claimed default.

                   9.3. ENFORCEMENT. In case any one or more Events of Default shall occur and be continuing, the holder of a Debenture then outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific

28877_4
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



performance of any agreement contained herein or in such Debenture or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. Each holder agrees that it will give written notice to the other holders prior to instituting any such action. In case of a default in the payment of any principal of or interest on any Debenture, the Company will pay to the holder thereof such further amount as shall be sufficient to cover the cost and the expenses of collection, including, without limitation, reasonable attorney's fees, expenses and disbursements. No course of dealing and no delay on the part of any holder of any Debenture in exercising any rights shall operate as a waiver thereof or otherwise prejudice such holder's rights. No right conferred hereby or by any Debenture upon any holder thereof shall be exclusive of any other right referred to herein or therein or now available at law in equity, by statute or otherwise.


                                    ARTICLE X

                              AMENDMENT AND WAIVER

                  This Agreement may not be amended, discharged or terminated (or any provision hereof waived) without the written consent of the Company and the Purchaser. Provided that such written consent of the Company and the Purchaser is given:

                   (a) Holders of at least a majority in aggregate principal amount of the Debentures then outstanding may by written instrument amend or waive any term or condition of this Agreement relating to the rights or obligations of holders of Debentures, which amendment or waiver operates for the benefit of such holders, except that no such amendment or waiver shall (i) change the fixed maturity of any Debenture, the rate or the time of mandatory prepayment of principal thereof or payment of interest thereon, the principal amount thereof, or the terms of subordination, if any, without the consent of the holder of the Debenture so affected, (ii) change the aforesaid percentage of Debentures, the holders of which are required to consent to any such amendment or waiver, without the consent of the holders of all the Debentures then outstanding or (iii) change the percentage of the amount of the Debentures, the holders of which may declare the Debentures to be due and payable under Article IX.

                   (b) The Company and each holder of a Debenture then or thereafter outstanding shall be bound by any amendment or waiver effected in accordance with the provisions of this Article X, whether or not such Debenture shall have been marked to indicate such modification, but any Debenture issued thereafter shall bear a notation as to any such modification. Promptly after obtaining the written consent of the holders herein provided, the Company shall transmit a copy of such modification to all of the holders of the Debentures then outstanding.


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



                                   ARTICLE XI

                     EXCHANGE AND REPLACEMENT OF DEBENTURES

                  11.1. Subject to Section 12.2, at any time at the request of any holder of one or more of the Debentures to the Company at its office, the Company at its expense (except for any transfer tax or any other tax arising out of the exchange) will issue in exchange therefor new Debentures, in such denomination or denominations ($100,000 or any larger multiple of $100,000, plus one Debenture in a lesser denomination, if required) as such holder may request, in aggregate principal amount equal to the unpaid principal amount of the Debenture or Debentures surrendered and substantially in the form thereof, dated as of the date to which interest has been paid on the Debenture or Debentures surrendered (or, if no interest has yet been so paid thereon, then dated the date of the Debenture or Debentures so surrendered) and payable to such person or persons or order as may be designated by such holder.

                  11.2. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Debenture and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity satisfactory to the Company (provided that if the holder is a Purchaser or a financial institution, its own agreement will be satisfactory), or in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Company will issue a new Debenture of like tenor as if the lost, stolen, destroyed or mutilated Debenture were then surrendered for exchange in lieu of such lost, stolen, destroyed or mutilated Debenture.


                                   ARTICLE XII

                      TRANSFER OF AND PAYMENT OF DEBENTURES

                  12.1.  NOTIFICATION OF PROPOSED SALE.

                   (a) Subject to Section 12.1(b), each holder of a Debenture by acceptance thereof agrees that it will give the Company ten (10) days written notice prior to selling or otherwise disposing of such Debenture during which time the Company may prepay the Debenture in full. No such sale or other disposition shall be made unless (i) the holder shall have supplied to the Company an opinion of counsel for the holder reasonably acceptable to the Company to the effect that no registration under the Securities Act is required with respect to such sale or other disposition, or (ii) an appropriate registration statement with respect to such sale or other disposition shall have been filed by the Company and declared effective by the Commission.

                   (b) If the holder of Debentures has obtained an opinion of counsel reasonably acceptable to the Company to the effect that the sale of its Debentures may be made without registration under the Securities Act pursuant to compliance with Rule 144 (or any successor rule under the Securities Act), the holder need not provide the Company with the notice required in Section 12.1(a).

28877_4
                                                        17

                   (c) The Company may endorse on all Debentures an appropriate legend restricting their transfer except upon compliance with this Section 12.1; PROVIDED, HOWEVER, that no such legend shall be endorsed on any Debenture which, when issued, is no longer subject to the restrictions of this Section 12.1, and PROVIDED, FURTHER, that if an opinion of counsel satisfactory to the Company concludes that the legend is no longer necessary, the Company will deliver upon transfer Debentures without such legends.

                   12.2. PAYMENT. So long as the Purchaser shall be the holder of any Debenture, the Company will make payments of principal and interest to the Purchaser no later than 11 a.m. Eastern Time on the date when such payment is due. Payments shall be made by delivery to the Purchaser at the Purchaser's address furnished to the Company in accordance with this Agreement of a certified or official bank check drawn upon or issued by a bank which is a member of the New York Clearinghouse for banks or by wire transfer to such Purchaser's (or such Purchaser's nominee's) account at any bank or trust company in the United States of America. The Purchaser further agrees that, before the Debenture is assigned or transferred, the Purchaser will make or cause to be made a notation thereon of principal payments previously made thereof and of the date to which interest thereon has been paid and will notify the Company of the name and address of the transferee of such Debenture if such name and address are known to the Purchaser.


                                  ARTICLE XIII

                             RIGHT OF FIRST REFUSAL


                  13.1.  RIGHT OF FIRST REFUSAL.

                   (a) The Company hereby agrees that if at any time prior to one year after the Closing Date the Company is considering making an offering of securities in a transaction which would not require registration under the Securities Act by virtue of an exemption therefrom afforded by Regulation D or Regulation S thereunder, the Company shall prepare a term sheet for such offering in reasonable detail (the "Term Sheet") and transmit such Term Sheet to the Purchaser.

                   (b) The Purchaser shall have the right to accept or reject the terms set forth in the Term Sheet, which such right must be exercised as to all (but not less than all) of the securities being offered therein. Such right shall be exercisable by the Purchaser within 20 days after receipt by it of the Term Sheet and, if not exercised within such 20 day time period, it shall expire, except as elsewhere provided in this Article XIII. If the Term Sheet is accepted by the Purchaser, the Purchaser and the Company as shall be deemed to have agreed to use their bona fide best efforts to consummate the transaction on the terms set forth in the Term Sheet as promptly as possible. If the Term Sheet is rejected by the Purchaser, or if the Purchaser does not serve notice of acceptance of the Term Sheet within the aforesaid 20-day period, the Company, without further obligation of any kind, including any requirement to give notice to the Purchaser, may make one or more offerings to third parties on

28877_4
                                                        18
substantially the same terms as those set forth in the Term Sheet or on different terms which in the reasonable opinion of the Company are in the aggregate more favorable to the Company than the terms set forth in the Term Sheet, and if such offer is accepted by any such third party, the Company shall be free to consummate such offering in accordance with its terms.

                   (c) If the Company shall have followed the procedures set forth in subparagraphs (a) and (b) hereof, but no transaction shall have been consummated within 120 days with the Purchaser or any third party pursuant to the terms of the Term Sheet which shall have been distributed, such Term Sheet shall be withdrawn by the Company from circulation and the provisions of this
Article XIII shall be applicable AB INITIO to any new Term Sheet.

                   (d) If the Company shall receive an offer from a third party prospective investor with respect to the Term Sheet referred to in subparagraphs
(a) and (b) hereof, which is modified in any material business respect to the benefit of such investor and the detriment of the Company, such modified Term Sheet shall not be accepted by the Company until it shall have given the Purchaser the right to accept the terms as so modified, which right shall be exercisable by the Purchaser for 15 days after receipt of the modified Term Sheet. Failure to accept the modified Term Sheet within the aforesaid time period shall conclusively be deemed to be a rejection thereof.

                   (e) If the Company  shall  comply with the  provision of this
Article XIII, and consummate Regulation D or Regulation S transaction with a third party investor upon the terms and conditions contemplated hereby, the right of First Refusal granted to the Purchaser in this Article XIII shall terminate and be of no further force and effect immediately upon the consummation of such transaction.


                                   ARTICLE XIV

                                  MISCELLANEOUS

                   14.1. GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York.

                   14.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive (a) any investigation made by the Purchaser and (b) the Closing.

                   14.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon and enforceable by and against, the successors, assigns, heirs, executors and administrators of the parties hereto; PROVIDED, HOWEVER, that the Company may not assign its rights hereunder.

                   14.4.  ENTIRE  AGREEMENT.   This  Agreement   (including  the
Exhibits hereto) and the other documents delivered pursuant hereto and simultaneously herewith constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

28877_4
                                                        19

                   14.5. NOTICES, ETC. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, addressed as follows:

                (a)     if to the Company:

                          Advanced Viral Research Corp.
                             200 Corporate Boulevard
                             Yonkers, New York 10701
                           Attention:  Shalom Z. Hirschman, M.D., President and
                                         Chief Executive Officer

                (b) if to the Purchaser, to the address set forth on the first page of this Agreement.

or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto. Any such notice, demand or communication shall be deemed to have been given (i) on the date of delivery, if delivered personally, (ii) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (iii) five business days after the date of mailing, if mailed.

                   Copies of any notice, demand or communication given to the Company, shall be delivered to Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, New York, New York, 10177, Attn.: Robert E. Fischer, Esq., or such other address as may be directed.

                   14.6. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Securities upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence,therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be, made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                   14.7. RIGHTS; SEVERABILITY. Unless otherwise expressly provided herein, each Purchaser's rights hereunder are several rights, not rights jointly held with any other person. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


28877_4
                                                        20

                  14.8.     AGENT'S FEES.

                   (a) The Company hereby (i) represents and warrants that except for Interfi Group, Inc. ("Interfi"), the Company has not retained a finder or broker in connection with the transactions contemplated by this Agreement and (ii) agrees to indemnify and to hold the Purchaser harmless of and from any liability for commission or compensation in the nature of an agent's fee to any broker, person or firm (including Interfi), and the costs and expenses of defending against such liability or asserted liability, including, without limitation, reasonable attorney's fees, arising from any act by the Company or any of the Company's employees or representatives; PROVIDED, HOWEVER, that the Company will have the right to defend against such liability by representative(s) of its own choosing, and PROVIDED, FURTHER, that the Company will not settle or compromise any claim or lawsuit without prior written notice to the Purchaser of the terms and provisions thereof. In the event that the Company shall fail to undertake the defense within ten (10) days of any notice of such claim, the Purchaser shall have the right to undertake the defense, compromise or settlement of such claim upon written notice to the Company by holders of a majority in principal amount of the Debentures and the Company will be responsible for and shall pay all costs and expenses of defending such liability or asserted liability and any amounts paid in settlement.

                   (b) The Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby severally agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of an agent's or finder's fee to any broker or other person or firm (and the costs, including reasonable legal fees, and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

                   14.9. EXPENSES. Each of the parties shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement.

                  14.10. LITIGATION. The parties each hereby waive trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Agreement or by reason of any other cause or dispute whatsoever between them. The parties hereto agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and such holders, pertaining directly or indirectly to this Agreement or to any matter arising therefrom. The parties each expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts provided that such consent shall not be deemed to be a waiver of personal service of the summons and complaint, or other process or papers issued therein. The choice of forum set forth in this Section 14.10 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce same in any appropriate jurisdiction. The parties each waive any objection based upon forum non conveniens and any objection to venue of any action instituted hereunder.


28877_4
                                                        21

                   14.11. TITLES AND SUBTITLES. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                   14.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  If the Purchaser is in agreement with the foregoing the Purchaser shall sign where indicated below and thereupon this letter shall become a binding agreement between the Purchaser and the Company.

                          Very truly yours,
                          ADVANCED VIRAL RESEARCH CORP.

                          By:
                                   Shalom Z. Hirschman, M.D., President and
                                   Chief Executive Officer


AGREED:

RBB BANK AKTIENGESELLSCHAFT


By:


28877_4
                                                        22

                                    EXHIBIT A

             FORM OF 7% CONVERTIBLE DEBENTURE DUE FEBRUARY 28, 2007


               $                                                          , 1997
 ----------------
                                                              New York, New York

                  FOR VALUE RECEIVED, ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (the "undersigned" or the "Company"), hereby promises to pay to the order of ____________________________ , at its offices located at
________________________________________  or at such  other  place as the holder hereof shall designate to the undersigned in writing, in lawful money of the United States of America or in New York Clearing House Funds, the principal amount of Dollars, and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) on the unpaid principal amount hereof at the rate of seven (7%) percent per annum. The undersigned promises to pay the said principal sum and interest as follows:

                  Until this Debenture is completely retired the undersigned shall make payments of accrued interest on this Debenture on the first day of January and July in each year (commencing with July 1, 1997), computed at the rate of 7% per annum on the unpaid principal balance of this Debenture for the period from the date of this Debenture until the date of such interest payment. On February 28, 2007 the undersigned shall pay the holder all unpaid principal and interest on this Debenture.

                  Interest on the indebtedness evidenced by this Debenture after default or maturity accelerated or otherwise shall be due and payable at the rate of ten (10%) percent per annum, subject to the limitations of applicable law.

                  If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day and interest shall be payable at the rate of seven (7%) percent per annum during such extension. All payments received by the holder shall be applied first to the payment of all accrued interest payable hereunder.

                  Subject to and in compliance with the provisions hereof, the holder shall have the right to convert all or a portion of the outstanding principal amount of this Debenture into such number of shares of Common Stock, par value $.00001 per share, of the Company ("Common Stock") (the shares of Common Stock issuable upon conversion of this Debenture are hereinafter referred to as the "Conversion Shares") as shall equal the quotient obtained by dividing
(x) the principal amount of this Debenture to be converted by (y) the Applicable Conversion Price (as hereinafter defined) and by surrender of this Debenture, such surrender to be made in the manner provided herein; PROVIDED, HOWEVER, that

28877_4
the right to convert outstanding principal of this Debenture shall terminate at the close of business on the third calendar day preceding the date fixed for prepayment unless the Company shall default in making such prepayment.

         For purposes hereof the term "Applicable Conversion Price" shall mean the lesser of (q) $ and (r) the product obtained by multiplying (i) the Average Closing Price (as hereinafter defined) by (iii) .70.

         For purposes hereof the "Average Closing Price" with respect to any conversion elected to be made by the holder shall be the average of the daily closing prices for the five consecutive trading days ended on the trading day immediately preceding the date on which the holder gives the Company a written notice of the holder's election to convert outstanding principal of this Debenture. The closing price on any trading day shall be (a) if the Common Stock is then listed or quoted on either the NASD Bulletin Board, the NASDAQ SmallCap Market or the NASDAQ National Market, the reported closing bid price for the Common Stock on such day or (b) if the Common Stock is listed on either the American Stock Exchange or New York Stock Exchange, the last reported sales price for the Common Stock on such exchange on such day.

         On the date notice is delivered in order to exercise its conversion right, the holder shall surrender this Debenture to the Company at its office, accompanied by written notice to the Company that the holder hereof elects to convert all or a specified portion of the outstanding principal of this Debenture (the "Conversion Notice"). Within five (5) business days after receipt of this Debenture and the Conversion Notice, the Company will pay to the holder all interest accrued on the principal amount of this Debenture to be converted to the effective date of conversion or, at the sole option of the Company, issue to the holder in lieu thereof such additional number of shares of Common Stock as shall equal the quotient obtained by dividing the total amount of accrued interest on the principal amount of this Debenture to be converted by the Applicable Conversion Price. Within five (5) business days after the surrender of this Debenture as aforesaid, the Company shall cause its transfer agent to issue and deliver to such holder, or on its written order, a certificate or certificates without any restrictive legend thereon for the number of shares of Common Stock issuable upon the conversion hereof in accordance with the provisions of this Debenture, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as hereinafter provided. If the Company fails to deliver to the holder a certificate or certificates for shares of Common Stock as aforesaid prior to the expiration of five (5) business days after receipt of the Conversion Notice and surrender to the Company of the Debenture, the Company shall pay to the holder a penalty. The penalty shall be $1,000 if the certificate or certificates are not delivered until the sixth business day after the delivery of the Conversion Notice and the penalty shall double every business day until the certificate or certificates are so delivered, but in no event shall such penalty exceed $100,000. For example, if the certificates are delivered on the eighth business day after delivery of the Conversion Notice and surrender of the Debenture the penalty shall be $4,000.

         If the entire outstanding principal amount of this Debenture is not converted, the Company shall also issue and deliver to such holder a new Debenture of like tenor in the principal amount equal to the principal which was not converted and dated the effective date of conversion. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Debenture shall have been surrendered and such notice received by the Company as aforesaid, and the person or persons in whose name or

28877_4
                                                         2
names any certificate of certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date. All shares of Common Stock delivered upon conversion of this Debenture will, upon delivery, be duly authorized, validly issued and fully paid and nonassessable. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. Instead of any fractional share of Common Stock which would otherwise be deliverable upon the conversion of a principal of this Debenture the Company shall pay to the holder an amount in cash (computed to the nearest cent) equal to the Average Closing Price multiplied by the fraction of a share of Common Stock represented by such fractional interest.

         Notwithstanding anything to the contrary contained herein, (x) until 45 days after the Closing Date (as defined in the Securities Purchase Agreement dated February 21, 1997 between the Company and _____________________ (the "Purchase Agreement")) the holder may not elect to convert any portion of the principal of this Debenture, (y) until 60 days after the Closing Date the holder may not elect to convert more than 33-1/3% of the principal amount of this Debenture and (z) until 90 days after the Closing Date the holder may not elect to convert more than 66- 2/3% of the principal amount of this Debenture.

                  The issuance of certificates for shares of Common Stock upon any conversion of this Debenture shall be made without charge to the payee hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the registered holder of this Debenture.

                  This Debenture has been issued pursuant to and shall be subject to all of the provisions of the Purchase Agreement. The payee is entitled to the benefits of the Purchase Agreement, and this Debenture may be prepaid as provided in the Purchase Agreement. Reference is made to Sections 7.2 and 7.3 of the Purchase Agreement with respect to certain rights of the holder to convert this Debenture into Common Stock upon receipt of a notice of prepayment.

                  Upon the occurrence of any one or more of the events of default specified or referred to in the Purchase Agreement or in the other documents or instruments executed in connection therewith, all amounts then remaining unpaid on this Debenture may be declared to be immediately due and payable as provided in the Purchase Agreement.

                  In the event that this Debenture shall be placed in the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the payee in connection with the collection of this Debenture.

                  The rights, powers and remedies given to the payee under this Debenture shall be in addition to all rights, powers and remedies given to it by virtue of the Purchase Agreement, any document or instrument executed in connection therewith, or any statute or rule of law.

                  Any forbearance, failure or delay by the payee in exercising any right, power or remedy under this Debenture, the Purchase Agreement, any

28877_4
                                                         3
documents or instruments executed in connection therewith or otherwise available to the payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

                  No modification or waiver of any provision of this Debenture, the Purchase Agreement or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the payee, and any such modification or waiver shall apply only in the specific instance for which given.

                  This Debenture and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York, and the undersigned consents and agrees that the State and Federal Courts which sit in the State of New York, County of New York shall have exclusive jurisdiction of all controversies and disputes arising hereunder.

                  The term "payee" as used herein shall be deemed to include the payee and its successors, endorsees and assigns.

                  The undersigned hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.


                                    By:
                                       Shalom Z. Hirschman, M.D., President and
                                            Chief Executive Officer



28877_4
                                                         4

                                    EXHIBIT B



NAME AND ADDRESS OF                                     SECURITY PURCHASED              PURCHASE PRICE
PURCHASER

                           $1,000,000 principal amount
                           of 7% Convertible Debenture
                                             due February 28, 2007                      $____________

                           Warrant to purchase 178,378
                           shares of Common Stock, par
                           value $.00001 per share in
                                             the form of Exhibit D-1                    $_____________

                           Warrant to purchase 178,378
                           shares of Common Stock, par
                           value $.00001 per share in
                                             the form of Exhibit D-2                    $_____________

                           Warrant to purchase 178,378
                           shares of Common Stock, par
                           value $.00001 per share in
                                             the form of Exhibit D-3                    $_____________



28877_4

EXHIBIT 2
                                            INTERFI CAPITAL GROUP,INC.
                                             3867 Holcomb Bridge Road
                                                     Suite 800
                                             Norcross, Georgia  30092

                                                 December 16, 1997



Advanced Viral Research Corp.
5240 Blackstone Avenue
Riverdale, NY  10471

Attn:  Shalom Z. Hirschman, M.D.
       President and CEO

                Re: Advanced Viral Research Corp. (the "Company")

Dear Dr. Hirschman:

                  This letter will set forth the terms and conditions of our agreement to serve as a "finder" in connection with the capital needs of the Company as follows:

                   1. Interfi Capital Group, Inc. ("ICG") shall act as the Company's "finder" from the date hereof through February 17, 1997.

                   2. ICG will use its best efforts in good faith to identify possible sources of capital in the amount of from $8,0000,000 to $10,000,000. You acknowledge that our role is primarily one of introducing to you investors having a legitimate interest in meeting the capital needs of companies such as yours and that the precise terms and conditions of any such capital infusion, including whether it takes the form of debt or equity and any conversion rights, warrants or the like are matters of negotiation between the Company and any such investor. ICG shall act as a finder rather than as an agent or broker.

                  3. In consideration of ICG providing its services to the Company, the Company agrees to pay to ICG a fee equal to seven percent (7.0%) of any funds raised by the Company from any sources introduced by ICG through the public or private sale of equity or debt securities, whether or not such financing is completed during the term of this agreement or for a period of one year subsequent to the date that this agreement has otherwise terminated. Our fee is due and payable on the day upon which the closing of any such transaction occurs. The Company shall also issue to ICG, warrants to purchase one-third of one percent of the then outstanding shares of the Company exercisable at 150% of the bid price of the Company's common stock on the day of closing, exercisable for a period of 30 months after closing. During the term of this agreement, if the Company receives a capital infusion from any other source, the Company shall pay to ICG a fee of three and one-half percent (3.5%) of such funds.


32629_1

                  4. Company shall reimburse ICG for all reasonable expenses incurred by ICG in connection with its services performed in accordance with this agreement, including but not limited to, attorneys' fees, travel and lodging expenses, printing expenses, overnight courier or delivery services, postage and other shipping expenses, on-line computer charges payable to third parties, and photocopying expenses, provided such expenses are approved (which approval shall not be unreasonably withheld) by the Company. Reimbursement of such expenses shall be due and payable 30 days after Company's receipt of ICG's invoice(s) and which payment shall survive the termination of this letter agreement and not be conditioned upon closing of the transactions contemplated hereby. The Company shall be responsible for the fees and expenses of its own counsel.

                  5. For purposes of this agreement, closing shall mean the receipt by Company of a capital infusion either during the term of this agreement or from sources identified by ICG or introduced to the Company by ICG within a period of one year after termination of this agreement.

                  6. Company shall retain counsel to review and negotiate all documents and to determine whether any securities sold or issued by it in connection with the transactions contemplated hereby need to be registered or qualified in accordance with federal and various states' blue sky laws, and, if advised by counsel to do so, effect at its own expense such registration or qualification.

                  7. Upon Closing, ICG shall be entitled to place a "tombstone" advertisement in various publications subject to Company's approval of the contents of such advertisement.

                  8. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  9. The person signing this letter on behalf of the Company represents and warrants that he is authorized to do so and that this agreement constitutes the valid and binding obligation of the Company.

                  10. It is expressly understood that the Company reserves the right, in the exercise of its sole discretion, to accept or reject any proposal for investment derived from a source initiated by ICG.

                  11. Within twenty-four hours of delivery of a facsimile executed copy of this agreement to ICG, ICG shall disclose to the Company and/or its counsel the names of prospective investors. If, for any reason, the disclosure is not made within that time period, or the investors are not acceptable to the Company in the exercise of its discretion, the Company may by written notice delivered on or before December 28, 1996, terminate this agreement ab initio. In such event, the Company will not engage in any financial transaction with any prospective investor whose name was disclosed to the Company for a period of five years or disclose the names of such investors, this clause surviving any termination of this agreement.

                   12.  ICG   represents  and  warrants  that  (a)  neither  its
officers,  directors or shareholders nor any person associated with ICG has been

32629_1
sanctioned by the Securities  Exchange Commission within the last five years and
(b) that none of the foregoing have unsavory backgrounds.

                  If the foregoing is acceptable to you, please indicate your acceptance thereof by signing the enclosed copy of this letter agreement and returning it to me at your earliest convenience.

                  We look forward to working with you.

                                         Sincerely,

                                         INTERFI CAPITAL GROUP, INC.

                                         /s/ Alex H. C. Pannell

                                         Alex H.C. Pannell
                                         Managing Director


ACCEPTED, this 17th day of December, 1996.

ADVANCED VIRAL RESEARCH CORP.

By:  /S/ SHALOM Z. HIRSCHMAN
    Shalom Z. Hirschman, M.D.
    President and CEO



cc:  Robert E. Fischer, Esq. (via telefax)


32629_1

EXHIBIT 3
                          ADVANCED VIRAL RESEARCH CORP.
                 7% CONVERTIBLE DEBENTURE DUE FEBRUARY 28, 2007


  $1,000,000                                                   February 21, 1997
                                                              New York, New York

                           FOR VALUE RECEIVED, ADVANCED VIRAL RESEARCH CORP.,
a Delaware corporation (the "undersigned" or the "Company"), hereby promises to pay to the order of RBB Bank AG at its offices located at c/o ABN AMRO Bank N.V., New York, New York or at such other place as the holder hereof shall designate to the undersigned in writing, in lawful money of the United States of America or in New York Clearing House Funds, the principal amount of One Million Dollars, and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) on the unpaid principal amount hereof at the rate of seven (7%) percent per annum. The undersigned promises to pay the said principal sum and interest as follows:

                          Until  this   Debenture  is  completely   retired  the
undersigned shall make payments of accrued interest on this Debenture on the first day of January and July in each year (commencing with July 1, 1997), computed at the rate of 7% per annum on the unpaid principal balance of this Debenture for the period from the date of this Debenture until the date of such interest payment. On February 28, 2007 the undersigned shall pay the holder all unpaid principal and interest on this Debenture.

                          Interest  on  the   indebtedness   evidenced  by  this
Debenture after default or maturity accelerated or otherwise shall be due and payable at the rate of ten (10%) percent per annum, subject to the limitations of applicable law.

                          If this  Debenture or any  installment  hereof becomes
due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day and interest shall be payable at the rate of seven (7%) percent per annum during such extension. All payments received by the holder shall be applied first to the payment of all accrued interest payable hereunder.

                          Subject  to  and in  compliance  with  the  provisions
hereof, the holder shall have the right to convert all or a portion of the outstanding principal amount of this Debenture into such number of shares of Common Stock, par value $.00001 per share, of the Company ("Common Stock") (the shares of Common Stock issuable upon conversion of this Debenture are hereinafter referred to as the "Conversion Shares") as shall equal the quotient obtained by dividing (x) the principal amount of this Debenture to be converted by (y) the Applicable Conversion Price (as hereinafter defined) and by surrender of this Debenture, such surrender to be made in the manner provided herein;
PROVIDED, HOWEVER, that the right to convert outstanding principal of this Debenture shall terminate at the close of business on the third calendar day preceding the date fixed for prepayment unless the Company shall default in making such prepayment.


31570_1
                                                         1

                  For purposes hereof the term "Applicable Conversion Price" shall mean the lesser of (q) $0.3432 and (r) the product obtained by multiplying
(i) the Average Closing Price (as hereinafter defined) by (iii) .70.

                  For purposes hereof the "Average Closing Price" with respect to any conversion elected to be made by the holder shall be the average of the daily closing prices for the five consecutive trading days ended on the trading day immediately preceding the date on which the holder gives the Company a written notice of the holder's election to convert outstanding principal of this Debenture. The closing price on any trading day shall be (a) if the Common Stock is then listed or quoted on either the NASD Bulletin Board, the NASDAQ SmallCap Market or the NASDAQ National Market, the reported closing bid price for the Common Stock on such day or (b) if the Common Stock is listed on either the American Stock Exchange or New York Stock Exchange, the last reported sales price for the Common Stock on such exchange on such day.

                  On the date notice is delivered in order to exercise its conversion right, the holder shall surrender this Debenture to the Company at its office, accompanied by written notice to the Company that the holder hereof elects to convert all or a specified portion of the outstanding principal of this Debenture (the "Conversion Notice"). Within five (5) business days after receipt of this Debenture and the Conversion Notice, the Company will pay to the holder all interest accrued on the principal amount of this Debenture to be converted to the effective date of conversion or, at the sole option of the Company, issue to the holder in lieu thereof such additional number of shares of Common Stock as shall equal the quotient obtained by dividing the total amount of accrued interest on the principal amount of this Debenture to be converted by the Applicable Conversion Price. Within five (5) business days after the surrender of this Debenture as aforesaid, the Company shall cause its transfer agent to issue and deliver to such holder, or on its written order, a certificate or certificates without any restrictive legend thereon (except if the Company reasonably believes the holder to be an affiliate of the Company) for the number of shares of Common Stock issuable upon the conversion hereof in accordance with the provisions of this Debenture, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as hereinafter provided. If the Company fails to deliver to the holder a certificate or certificates for shares of Common Stock as aforesaid prior to the expiration of five (5) business days after receipt of the Conversion Notice and surrender to the Company of the Debenture, the Company shall pay to the holder a penalty. The penalty shall be $1,000 if the certificate or certificates are not delivered until the sixth business day after the delivery of the Conversion Notice and the penalty shall double every business day until the certificate or certificates are so delivered, but in no event shall such penalty exceed $100,000. For example, if the certificates are delivered on the eighth business day after delivery of the Conversion Notice and surrender of the Debenture the penalty shall be $4,000.

                  If the entire outstanding principal amount of this Debenture is not converted, the Company shall also issue and deliver to such holder a new Debenture of like tenor in the principal amount equal to the principal which was not converted and dated the effective date of conversion. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Debenture shall have been surrendered and such notice received by the Company as aforesaid, and the person or persons in whose name or names any certificate of certificates for shares of Common Stock shall be

31570_1
                                                         2
issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date. All shares of Common Stock delivered upon conversion of this Debenture will, upon delivery, be duly authorized, validly issued and fully paid and nonassessable. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. Instead of any fractional share of Common Stock which would otherwise be deliverable upon the conversion of a principal of this Debenture the Company shall pay to the holder an amount in cash (computed to the nearest cent) equal to the Average Closing Price multiplied by the fraction of a share of Common Stock represented by such fractional interest.

                  Notwithstanding anything to the contrary contained herein, (x) until 45 days after the Closing Date (as defined in the Securities Purchase Agreement dated February 21, 1997 between the Company and RBB Bank AG (the "Purchase Agreement")) the holder may not elect to convert any portion of the principal of this Debenture, (y) until 60 days after the Closing Date the holder may not elect to convert more than 33-1/3% of the principal amount of this Debenture and (z) until 90 days after the Closing Date the holder may not elect to convert more than 66- 2/3% of the principal amount of this Debenture.

                          The  issuance  of  certificates  for  shares of Common
Stock upon any conversion of this Debenture shall be made without charge to the payee hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the registered holder of this Debenture.

                          This  Debenture has been issued  pursuant to and shall
be subject to all of the provisions of the Purchase Agreement. The payee is entitled to the benefits of the Purchase Agreement, and this Debenture may be prepaid as provided in the Purchase Agreement. Reference is made to Sections 7.2 and 7.3 of the Purchase Agreement with respect to certain rights of the holder to convert this Debenture into Common Stock upon receipt of a notice of prepayment.

                          Upon the  occurrence  of any one or more of the events
of default specified or referred to in the Purchase Agreement or in the other documents or instruments executed in connection therewith, all amounts then remaining unpaid on this Debenture may be declared to be immediately due and payable as provided in the Purchase Agreement.

                          In the event  that this  Debenture  shall be placed in
the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the payee in connection with the collection of this Debenture.

                          The  rights,  powers and  remedies  given to the payee
under this Debenture shall be in addition to all rights, powers and remedies given to it by virtue of the Purchase Agreement, any document or instrument executed in connection therewith, or any statute or rule of law.

                          Any  forbearance,  failure  or delay  by the  payee in
exercising any right, power or remedy under this Debenture, the Purchase Agreement, any documents or instruments executed in connection therewith or

31570_1
                                                         3
otherwise available to the payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

                          No  modification  or waiver of any  provision  of this
Debenture, the Purchase Agreement or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the payee, and any such modification or waiver shall apply only in the specific instance for which given.

                          This  Debenture and the rights and  obligations of the
parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York, and the undersigned consents and agrees that the State and Federal Courts which sit in the State of New York, County of New York shall have exclusive jurisdiction of all controversies and disputes arising hereunder.

                          The term  "payee"  as used  herein  shall be deemed to
include the payee and its successors, endorsees and assigns.

                          The undersigned hereby waives presentment,  demand for
payment, protest, notice of protest and notice of non-payment hereof.

                          ADVANCED VIRAL RESEARCH CORP.



By:
Shalom Z. Hirschman, M.D.,
President and
Chief Executive Officer


31570_1
                              4

EXHIBIT 4
                                WARRANT TO PURCHASE
                     COMMON STOCK, PAR VALUE $.00001 PER SHARE
                                        OF
                           ADVANCED VIRAL RESEARCH CORP.

      -----------------------------------------------------------------------


          This Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), because the issuance thereof is believed to be exempt from registration under various
                     regulations promulgated under such Act.

                  This certifies that, for value received, RBB Bank AG, or registered assigns ("Warrantholder"), is entitled to purchase from ADVANCED VIRAL RESEARCH CORP. (the "Company"), subject to the provisions of this Warrant, at any time and from time to time until 5:00 p.m. Eastern Standard Time on February 21, 2007 178,378 shares of the Company's Common Stock, par value $.00001 per share ("Warrant Shares"). The purchase price payable upon the exercise of this Warrant shall be $0.288 per Warrant Share. The Warrant Price and the number of Warrant Shares which the Warrantholder is entitled to purchase is subject to adjustment upon the occurrence of the contingencies set forth in
Section 3 of this Warrant, and as adjusted from time to time, such purchase price is hereinafter referred to as the "Warrant Price."

                  This Warrant is subject to the following terms and conditions:

                  1.       EXERCISE OF WARRANT.

                          (a) This  Warrant may be exercised in whole or in part
but not for a fractional share. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased (in cash, by certified, cashier's or other check acceptable to the Company, by Common Stock of the Company having a Market Value (as hereinafter defined) equal to the aggregate Warrant Price for the Warrant Shares to be purchased, or any combination of the foregoing), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. Such certificate or certificates shall be promptly delivered to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

                          (b) In lieu of  exercising  this  Warrant  pursuant to
Section 1(a), the holder may elect to receive shares of Common Stock equal to the value of this Warrant determined in the manner described below (or any portion thereof remaining unexercised) upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Notice of Cashless Exercise Form annexed hereto duly executed. In such event the Company shall


31575_1
issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

                            X = Y (A-B)
                                 A

Where X = the number of shares of Common Stock to be issued to the holder.

          Y = the number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

          A = the Market Value of the Company's Common Stock on the business day immediately preceding the day on which the Notice of Cashless Exercise is received by the Company.

          B = Warrant Price (as adjusted to the date of such calculation).

                            (c) The Warrant Shares deliverable  hereunder shall,
upon issuance, be fully paid and non-assessable and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

                            (d) For purposes of this  Warrant,  the Market Value
of a share of Common Stock on any date shall be equal to (i) the closing sale price per share as published by a national securities exchange on which shares of Common Stock (or other units of the security) are traded (an "Exchange") on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, (ii) if shares of Common Stock are not listed on a national securities exchange on such date, the closing price per share as published on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market System if the shares are quoted on such system on such date, or (iii) the average of the bid and asked prices in the over-the-counter market at the close of trading on such date if the shares are not traded on an exchange or listed on the NASDAQ National Market System, or (iv) if the Common Stock is not traded on a national securities exchange or in the over-the-counter market, the fair market value of a share of Common Stock on such date as determined in good faith by the Board of Directors. If the holder disagrees with the determination of the Market Value of any securities of the Company determined by the Board of Directors under Section 1(d)(iv) the Market Value of such securities shall be determined by an independent appraiser acceptable to the Company and the holder (or, if they cannot agree on such an appraiser, by an independent appraiser selected by each of them, and Market Value shall be the median of the appraisals made by such appraisers). If there is one appraiser, the cost of the appraisal shall be shared equally between the Company and the holder. If there are two appraisers, each of the Company and the holder shall pay for its own appraisal.
2. TRANSFER OR ASSIGNMENT OF WARRANT.

                            (a) Any assignment or transfer of this Warrant shall
be made by  surrender  of this  Warrant at the offices of the Company or at such

31575_1
                                                         2
other address as the Company may designate in writing to the registered holder hereof with the Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

                            (b)  Prior to any  assignment  or  transfer  of this
Warrant, the holder thereof shall deliver an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Act.

    3.       ADJUSTMENT OF WARRANT PRICE AND WARRANT SHARES -- ANTI-DILUTION
             PROVISIONS.

                       A. (1) Except as hereinafter provided, in case the Company shall at any time after the date hereof issue any shares of Common Stock (including shares held in the Company's treasury) without consideration, then, and thereafter successively upon each issuance, the Warrant Price in effect immediately prior to each such issuance shall forthwith be reduced to a price determined by multiplying the Warrant Price in effect immediately prior to such issuance by a fraction:

              (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such issuance, and

              (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance.

                  For the purposes of any computation to be made in accordance with the provisions of this clause (1), the following provisions shall be applicable:

                       (i) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued and to be outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration. Shares of Common Stock issued otherwise than as a dividend, shall be deemed to have been issued and to be outstanding at the close of business on the date of issue.

                       (ii) The number of shares of Common Stock at any time outstanding shall not include any shares then owned or held by or for the account of the Company.

31575_1
                                                         3

     (2) In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                       B. In the event that the number of outstanding  shares of
              Common Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision of the outstanding shares of Common Stock, which may include a stock split, then from and after the time at which the adjusted Warrant Price becomes effective pursuant to the foregoing Subsection A of this Section by reason of such dividend or subdivision, the number of shares issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of outstanding shares of Common Stock is decreased by a combination of the outstanding shares of Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to such Subsection A of this Section by reason of such combination, the number of shares issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                       C. In the event of an  adjustment  of the Warrant  Price,
              the number of shares of Common Stock (or reclassified stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by dividing:

                           (1) an amount equal to the product of (i) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the Warrant Price immediately prior to such adjustment, by

                           (2) the Warrant Price immediately after such adjustment.

                       D. In the case of any reorganization or  reclassification
              of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company with, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the holder of this Warrant shall thereafter have the right upon

31575_1
                                                         4
              exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the holder of this Warrant would have received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Warrant Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

                       E. In case the  Company  shall,  at any time prior to the
              expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise thereof, to receive, in lieu of the Warrant Shares of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon such Warrant Shares of the Company, had it been the holder of record of shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any distribution in excess of the Warrant Price provided for by this Warrant, the Warrantholder may at its option exercise the same without making payment of the aggregate Warrant Price and in such case the Company shall upon the distribution to said Warrantholder consider that the aggregate Warrant Price has been paid in full to it and in making settlement to said Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to the aggregate Warrant Price.

                       F. In case the  Company  shall,  at any time prior to the
              expiration of this Warrant and prior to the exercise thereof make a distribution of assets (other than cash) or securities of the Company to its stockholders (the "Distribution") the Warrantholder shall be entitled, upon the exercise thereof, to receive, in addition to the Warrant Shares it is entitled to receive, the same kind and amount of assets or securities as would have been distributed to it in the Distribution had it been the holder of record of shares of Common Stock receivable upon exercise of this Warrant on the record date for determination of those entitled to receive the Distribution.

                       G. Irrespective of any adjustments in the number of Warrant Shares and the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued.

                   4. OFFICER'S CERTIFICATE. Whenever the number of Warrant Shares and the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file, at its principal executive office a statement, signed by the Chairman of the Board, President, or one of the Vice Presidents of the Company and by its Chief Financial Officer or one of its

31575_1
                                                         5

Treasurers or Assistant Treasurers, stating the adjusted number of Warrant Shares and the new Warrant Price calculated to the nearest one hundredth and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required. A copy of such statement shall be mailed to the Warrantholder.

                  5. CHARGES, TAXES AND EXPENSES. The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the Warrantholder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the Warrantholder.

                  6.       MISCELLANEOUS.

                            (a) The terms of this Warrant  shall be binding upon
and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the shares of Common Stock issued or issuable upon the exercise hereof.

                            (b) No holder  of this  Warrant,  as such,  shall be
entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

                            (c)  Receipt of this  Warrant  by the holder  hereof
shall constitute acceptance of an agreement to the foregoing terms and conditions.

                            (d) The Warrant and the  performance  of the parties
hereunder shall be construed and interpreted in accordance with the laws of the State of New York and the parties hereunder consent and agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

                            (e) Shares  issued  upon  exercise  of this  Warrant
shall be legended substantially as follows:

                  "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and must be held indefinitely unless they are transferred pursuant to an effective registration statement under that Act or after receipt of an opinion of counsel satisfactory to the Company that registration is not required."


31575_1
                                                6

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

Dated: February 21, 1997

                                     ADVANCED VIRAL RESEARCH CORP.



                                 BY:
                                          Shalom Hirschman, M.D.
                                          President

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                                                         7

                                                 SUBSCRIPTION FORM


                                     (TO BE EXECUTED BY THE REGISTERED HOLDER
                                      IF HE DESIRES TO EXERCISE THE WARRANT)


         To:      ADVANCED VIRAL RESEARCH CORP.


                  The undersigned hereby exercises the right to purchase _________ shares of Common Stock, par value $.00001 per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.



                                                     SIGNATURE



                                                     ADDRESS







DATED:


31575_1

                    NOTICE OF EXERCISE OF COMMON STOCK WARRANT
              PURSUANT TO NET ISSUE ("CASHLESS") EXERCISE PROVISIONS


                                                                         , 199



Advanced Viral Research Corp.         Aggregate Price of            $
a Delaware corporation                of Warrant
[address]
                                      Aggregate Price Being
                                      Exercised:                    $
Attention:
                                      Warrant Price
                                      (per share):                  $
                                      Number of Shares of
                                      Common Stock to be
                                      Issued Under this
                                      Notice:






                                                 CASHLESS EXERCISE


Gentlemen:

                  The undersigned, registered holder of the Warrant to Purchase Common Stock delivered herewith ("Warrant") hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of ADVANCED VIRAL RESEARCH CORP., a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Aggregate Price (as hereinafter defined) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is $ , thereby leaving a remainder Aggregate Price (if any) equal to $ . Such exercise shall be pursuant to the net issue exercise provisions of Section 1(b) of the Warrant; therefore, the holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 1(b) of the Warrant which requires the use of the Market Value (as defined in Section 1(d) of the Warrant) of the Company's Common Stock on the business day immediately preceding the day on which this Notice is received by the Company. To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, the remainder of the Warrant representing a number of Shares equal to the quotient obtained by dividing the remainder of the Aggregate Price by the Warrant Price (and otherwise of like form, tenor and effect) may be exercised under Section 1(a) of the Warrant. For purposes of this

31575_1

Notice the term "Aggregate Price" means the product obtained by multiplying the number of shares of Common Stock for which the Warrant is exercisable times the Warrant Price.




                                                     SIGNATURE



DATE:
                                                     ADDRESS



31575_1
                                                         2

                                                    ASSIGNMENT


                                     (To be Executed by the Registered Holder
                                      if he Desires to Transfer the Warrant)


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right to purchase shares of Common Stock of ADVANCED VIRAL RESEARCH CORP., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                                     SIGNATURE




                                                     ADDRESS

DATED:

IN THE PRESENCE OF:




31575_1
                                                         3

EXHIBIT 5
                                     ROBERT C. KOLODNY, M.D.: CURRICULUM VITAE

OFFICE ADDRESS:

         Behavioral Medicine Institute
         885 Oenoke Ridge Road
         New Canaan, CT 06840

OFFICE TELEPHONE:                  (203) 966-8060

OFFICE FAX:                        (203) 966-9807

SOCIAL SECURITY NUMBER:            ###-##-####

DATE OF BIRTH:                     7/7/44

CITIZENSHIP:                       US

EDUCATION:

         Columbia University, NY, NY, B.A., Major in Zoology, 1961-65
         Washington University School of Medicine, St. Louis, MO, M.D. 1965-1969

PROFESSIONAL EXPERIENCE:

          Medical Director and Chairman of the Board, Behavioral Medicine Institute, New Canaan, CT 1983-present

         Consultant - Masters & Johnson Institute, St. Louis, MO, 1983-present

          Associate Director and Director of Training, Masters & Johnson
                   Institute, St. Louis, MO, 1977-1983

          Lecturer, Department of Psychiatry, Washington University School of
                   Medicine, St. Louis, MO, 1981-1983

          Assistant Director, Masters & Johnson Institute, St. Louis, MO.,
                   1975-1976

          Head of Endocrine Research Section; Head of Continuing Medical
                   Education, Masters & Johnson Institute, St. Louis, MO., 1973-1983

          Head of Infertility Program, Masters & Johnson Institute, St.
                   Louis, MO., 1973-1977

          Attending Physician, Department of Medicine, The Jewish Hospital of
                   St. Louis, St. Louis, MO, 1973-1983

          Clinical and Research Associate, Masters & Johnson Institute, St.
                   Louis, MO., 1972-1974

          Instructor, Department of Medicine, Washington University School of
                   Medicine, St. Louis, MO, 1971-1983


32632_1

ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 2




          Fellow, Metabolism Division, Washington University School of Medicine, St. Louis, MO, 1971-1972

          Assistant Resident, Department of Medicine, New England Deaconess
                   Hospital (Harvard Medical School), Boston, MA 1970-1971

          Intern, Department of Medicine, New England Deaconess Hospital (Harvard Medical School), Boston, MA 1969-1970

BUSINESS EXPERIENCE:

         Founder and Managing General Partner of six investment partnerships with aggregate assets of approximately $34 million:

                  KBS Partnership (begun in 1981)
                  KBS II Investment Partnership, L.P. (begun in 1983) KBS III Investment Partnership, L.P. (begun in 1984) KBS IV Limited Partnership (begun in 1990)
                  KBS New Dimensions, L.P. (begun in 1994)
                  KBS Global Opportunities, L.P. (begun in 1995)

Board of Directors, Gabelli-O'Connor Treasurer's Fund, Greenwich, CT,
1987-present

Board of Directors, Lynch Corporation (an Amex-listed company), Greenwich, CT, 1988-1994

Board of Directors, Tremont Partners (a financial consulting/pension plan search firm that went public in 1993), New Canaan, CT 1988-1993

Board of Directors, Steri-Pharm, Scarsale, NY, 1983-1987

Venture capital consultant to numerous start-up operations in fields including medical technology (for Cornell University Medical School), computer services, and publishing, 1983-present

MILITARY SERVICE:

Major (Retired), Medical Corps., United States Army Reserves (service terminated May 1977)

MEDICAL LICENSURE:

Permanent License, Missouri, No. 32200 (issued June 21, 1969)
Permanent License, New York, No. 136207 (issued October 20, 1978)
Permanent License, Connecticut, No. 24157 (issued November 2, 1982)



32632_1

ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 3




CERTIFICATION:

Certified Sex Therapist and Sex Educator, American Association of Sex Educators, Counselors, and Therapists, 1976

Diplomate, American Board of Family Practice, 1978-1985

Diplomate, American Board of Sexology, 1988

AWARDS:

Society for the Scientific Study of Sex, National Award, 1983 (for research excellence and contributions to the field of sexology)
American Medical Association Physicians Recognition Award: 1972, 1977, 1980 Elected as a Charter Member, International Academy of Sex Research, 1973 Recipient of Award from LIBRARY JOURNAL for one of the Best Books on Science and
          Technology, 1986, for ON SEX AND HUMAN LOVING, co-authored with William H. Masters and Virginia E. Johnson
Recipient of Award from the New York Public Library for one of the Best Books for Teenagers for 1986, for SMART CHOICES, co-authored with Nancy J. Kolodny and Thomas E. Bratter, 1987

SOCIETIES:

American Association for the Advancement of Science - Member
American Association of Marriage and Family Therapy - Clinical Member American Association of Sex Educators, Counselors, and Therapists
         Member; Founding Chairperson, Ethics Committee; Chairperson,
         1982 Annual Meeting; Board of Directors 1983-1985
American Diabetes Association - Member
American Fertility Society - Member
American Geriatrics Society - Member
American Medical Association - Member
Endocrine Society - Member
International Academy of Sex Research - Charter Member
New York Academy of Sciences - Member
Sex Information and Education Council of the United States - Member
Society for Sex Therapy and Research - Member; Executive Committee, 1983-1985 Society for the Scientific Study of Sexuality - Fellow

JOURNAL AFFILIATIONS:

JOURNAL OF HOMOSEXUALITY - Editorial Board (1975-1977) SEXUALITY AND DISABILITY
- Consulting Editor (1977-1981) JOURNAL OF SEX EDUCATION & THERAPY - Consulting Editor (1978-1988) ANDROLOGY - Referee ANNALS OF INTERNAL MEDICINE - Referee

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


ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 4




DIABETES - Referee
JOURNAL OF THE AMERICAN MEDICAL ASSOCIATION - Referee
JOURNAL OF CLINICAL ENDOCRINOLOGY AND METABOLISM - Referee
LIFE SCIENCES - Referee
SCIENCE - Referee

MISCELLANEOUS:

National Science Foundation - Reviewer
National Institute of Arthritis and Metabolic Diseases - Reviewer
National Institute of Mental Health - Reviewer
ENCYCLOPEDIA OF BIOETHICS - Reviewer
Washington Post - Book reviewer
Committee for Medical School Course in Human Sexuality, Washington University
          School of Medicine, 1978-1983
Board of Directors, Masters & Johnson Institute, 1981-1988 Board of Directors, Missouri Clinical & Biochemical Laboratory, 1979-1983 Board of Directors, Steri-Pharm, Scarsdale, NY, 1983-1987 Board of Directors, Gabelli-O'Connor Treasurer's Fund, Greenwich, CT, 1987- National Board of Advocates, Planned Parenthood, 1990- Board of Directors, Lynch Corporation, Greenwich, CT 1988-1994 Advisory Board, Americans for a Sound AIDS Policy, 1991

PUBLICATIONS:

1. Kolodny, Robert C. Herpes gestationis: A new assessment of incidence, diagnosis, and fetal prognosis. American Journal of Obstetrics and Gynecology 10:39-45, May 1, 1969.

2.        Kolodny, Robert C. Observations on the new Masters and Johnson report.
Medical Aspects of Human Sexuality 4:46-60, July 1970.

3. Kolodny, Robert C. Sexual dysfunction in diabetic females. Diabetes 20:557-559, August 1971.

4. Kolodny, Robert C. Koehler, Barbara C., Toro, Gelson, and Masters, William H. Sperm- agglutinating antibodies and infertility. Obstetrics and Gynecology 38:576-582, October 1971.

5. Kolodny, Robert C., Masters, William. Hendryx, Julie, and Toro, Gelson. Plasma testosterone and semen analysis in male homosexuals. New England Journal of Medicine 285:1170-1174, November 1971.

6. Kolodny, Robert C., Jacobs, Laurence S. Masters, William H. Toro, Gelson, and Daughaday, William H. Plasma gonadotropins and prolactin in male homosexuals. Lancet II: 18-20, July 1, 1972.

7.        Kolodny, Robert C., Jacobs, Laurence S., and Daughaday, William H.
Mammary stimulation causes prolactin release in women, Nature 238:284, August 4, 1972.

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ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 5





8. Toro, Golson, Kolodny, Robert C., Masters, William H. Jacobs, Laurence S., and Daughaday, William H. Failure of alcohol to alter pituitary and target organ hormone levels (abst.) Clinical Research 21:205, 1973.

9.        Kolodny, Robert C. and Masters, William H. Hormones and homosexuality.
Annals of Internal Medicine 79:397, December 1973.

10. Kolodny, Robert C. Masters, William H., Kolodner, Robert M. and Toro, Gelson. Depression of plasma testosterone levels after chronic intensive marihuana use. New England Journal of Medicine 290:872-874, 1974.

11. Kolodny, Robert C., Kahn, Charles B., Goldstein, Howard H. and Barnett, Donald M. Sexual dysfunction in diabetic men. Diabetes 23:306-310, April 1974

12. Kolodny, Robert C. Testimony concerning research in reproduction and marihuana. Internal Security Subcommittee, U.S. Senate. Marihuana-Hashish Epidemic and Its Impact on United States Security. Washington, D.C., U.S. Government Printing Office, 117-126, 1974.

13. Kolodny, Robert C. Diabetis and sexual function. Ortho Panel Vol. 21, Ortho Pharmaceuticals, Raritan, New Jersey, 1974.

14. Kolodny, Robert C. Research issues in the study of marihuana and male reproductive physiology in humas. In Marihuana and Health, Tinklenberg, J.R. (ed.). New York: Academic Press, 1975, pp. 71-81.

15.      Kolodny, Robert C., Lessin, Phyllis J., Toro, Gelson, Masters, William
H. and Cohen, Sidney. Depression of plasma testosterone with acute marihuana administration. In Pharmacology of Marihuana, Braude, M.C., and Szara S. (eds.) Vol. 1 New York: Raven Press, 1976, pp. 217-225.

16.      Kolodny, Robert C. Ethical requirements for sex research in humans:
Informed consent and general issues. In Ethical Issues in Sex Therapy and Research, Masters, W.H., Johnson, V.E. and Kolodny, R.C. (eds). Boston: Little, Brown, 1977, pp. 52-69.

17. Masters, Wiliam H., Johnson, Virginia E., and Kolodny, Robert C. (eds). Ethical Issues in Sex Therapy and Research. Boston: Little, Brown, 1977.

18. Kolodny, Robert C. Ethical issues in the prevention of sexual problems. In Qualls, B. (ed), Prevention of Sexual Problems. New York: Plenum Press. 1978, pp.183-196.

19. Seto, T., Tricomi, S., Goodwin, D., Kolodny, R.C., and Sullivan, M. Biochemical correlatos of ethanol induced flushing. Journal of Studies on Alcohol 39:1-11, 1978.

20. Frank, D., Dornbush, R.L., Webster, S.K., and Kolodny, R.C. Mastectomy and sexual behavior: a pilot study. Sexuality and Disability 1: 16-26, 1978.


32632_1

ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 6


21. Kolodny, R.C. Effects of alpha-methyldopa on male sexual function. Sexuality and Disability 1:22-228, 1978.

22. Kolodny, R.C. Conference report: Ethical guidelines for research and clinical perspectives on human sexuality. Newsletter on Science, Technology, and Human Values, No.24, pp. 17-22, June 1978.

23. Masters, W.H., Johnson, V.E., Kolodny, R.C., and Tullman, G.D. IN VIVO Evaluation of an effervescent intravaginal contraceptive insert by simulated coital activity. Fertility and Sterility 32:161- 165, 1979.

24. Kolodny, R.C., Masters, W.H., and Johnson, V.E. Textbook of Sexual Medicine. Boston: Little, Brown, 1979. (Subsequently published in a Spanish edition).

25. Kolodny, R.C., Masters, W.H., Johnson, V.E., and Biggs, M.A. Textbook of Human Sexuality for Nurses. Boston: Little, Brown, 1979.

26. Kolodny, R.C., and Bauman, J.E. Female sexual activity at ovulation. New England Journal of Medicine 300: 626, 1979.

27. Masters, W.H., Kolodny, R.C., and Johnson-Masters, V.E. IN VIVO testing of intravaginal contraceptives. In Vaginal Contraceptions: New Developments, G.I. Zatuchni, A.J. Sobrero, J.J. Speidel, and J.J. Sciarra (eds.). Hagerstown,
MD: Harper & Row, 1979. pp.256-262.

28. Schwartz, M.F., Kolodny, R.C., and Masters, W.H. Plasma testosterone levels of sexually functional and dysfunctional men. Archives of Sexual Behavior 9:355-366, 1980.

29. Masters, W.H., Johnson, V.E. Kolodny, R.C., and Weems, S. (eds.) Ethical Issues in Sex Therapy and Research: Volume II. boston : Little, Brown, 1980.

30. Tullman, G.M., Gilner, F.H., Kolodny, R.C., Dornbush, R.L., and Tullman, G. The pre- and post-therapy measurement of communication skills of couples undergoing sex therapy at the Masters and Johnson Institute. Archives of Sexual Behavior 10:95-109, 1981.

31. Kolodny, R.C. Evaluating sex therapy: Process and outcome at the Masters & Johnson Institute. Journal of Sex Research 17:301-318, 1981.

32.      Masters, W.H., Johnson, V.E., and Kolodny, R.C. Human Sexuality.
Boston: Little, Brown, 1982. (Subsequently published in Spanish edition.)

33. Bauman, J.E., Kolodny, R.C., and Webster, S.K. Vaginal organic acids and hormonal changes in the menstrual cycle. Fertility and Sterility 38:
572-579, 1982.

34. Clifford, R.E., and Kolodny, R.C. Sex therapy for couples. In B.B. Wolman (ed.), Handbook of Family and Marital Therapy. New York: Plenum Press, 1983, pp. 421-449.


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ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 7




35. Kolodny, R.C., and Kolodny, N.J., Bratter, T.E., and Deep, C.A. How To Survive Your Adolescent's Adolescence. Boston: Little, Brown, 1984 (Subsequently published in Spanish edition; published in trade paperback, 1985.)

36. Kolodny, R.C. The clinical management of sexual problems in substance abusers. In T.E. Bratter and G. Forrest (eds.), Current Management of Alcoholism and Substance Abuse. New York; Free Press, 1985, pp. 594-622.

37. Masters, W.H., Johnson, V.E., and Kolodny, R.C. Human Sexuality (2nd edition.) Boston: Little, Brown, 1985.

38. Masters, W.H., Johnson, V.E., and Kolodny, R.C. Masters and Johnson on Sex and Human Loving. Boston: Little, Brown, 1986 (Book of the Month Club Featured Alternate Selection; Subsequently published in Spanish, French, Italian, German, Portuguese, Hebrew, Danish, Japanese, Russian and Dutch editions; published in trade paperback, 1987.)

39.      Kolodny, N.J., Kolodny, R.C., and Bratter, T.E. Smart Choices.  Boston:
Little, Brown, 1986. (Subsequently published in German and Spanish editions.)

40. Kolodny, R.C. Medical and psychiatric perspectives on a "healthy sexuality." In E.E. Shelp (ed.), Sexuality and Medicine, Volume I. Dordrecht,
Holland: D. Reidel Publishing Co., 1987, pp.3-16.

41. Masters, W.H., Johnson, V.E., and Kolodny, R.C. Human Sexuality (3rd edition). Boston: Scott-Foresmann/Little, Brown, 1988.

42. Masters, W.H., Johnson, V.E., and Kolodny, R.C. CRISIS:Heterosexual Behavior in the Age of AIDS. New York: Grove Press, 1988. (Book of the Month Club Alternate Selection; excerpted in a Newsweek cover story; subsequently published in French, German, Spanish, Dutch, Japanese, and Italian editions.)

43. Kolodny, R.C., Masters, W.H., and Johnson, V.E. New directions in the AIDS crisis: the heterosexual community. Medical Aspects of Human Sexuality 22
(4): 78-89, 1988.

44. Masters, W.H. Johnson, V.E., and Kolodny, R.C. Human Sexuality (4th edition) New York: HarperCollins, 1992.

45. Kolodny, R.C. "Foreword" to The Practical Encyclopedia of Sex and Health, by Stefan Bechtel. PA: Rodale Press, 1993.

46. Masters, W.H., Johnson, V.E., and Kolodny, R.C. Biological Foundations of Human Sexuality. New York: HaperCollins, 1993.

47.      Masters, W.h. Johnson, V.E., and Kolodny, R.C. Heterosexuality. New
York: HarperCollins, 1994. (Subsequently published in trade paperback, 1995; also published in French, Italian, German, Spanish and Japanese editions.)

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ROBERT C. KOLODNY, M.D. CURRICULUM VITAE
Page 8




48. Masters, W.H., Johnson, V.E. and Kolodny, R.C. Human Sexuality (5th edition). New York: HarperCollins, 1995.


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